SUBORDINATION AGREEMENT This SUBORDINATION AGREEMENT (this “Agreement”) is made as of this 12th day of September, 2024 (the “Effective Date”), among OLD NATIONAL BANK (“Senior Lender”), OCAS, INC. (“Subordinated Lender”), and CONTRAIL AVIATION SUPPORT, LLC (“Borrower”). RECITALS: WHEREAS, Senior Lender and Borrower have entered into that certain Master Loan Agreement, dated June 24, 2019 (as from time to time supplemented, amended, modified, extended, renewed, or restated, the “Loan Agreement”), together with the Loan Documents (as defined in the Loan Agreement), whereby Lender has made and shall make available to Borrower credit facilities (as from time to time amended, modified, extended, renewed, or restated the “Senior Loan”) therein set forth, which Senior Loan is secured by certain assignments of and security interests in the assets of Borrower, now or hereafter existing, all as more fully set forth in the Loan Agreement and the Loan Documents; and WHEREAS, the Borrower has issued a certain subordinated promissory note payable to Subordinated Lender dated April 1, 2024, in the original principal amount of Four Million Five Hundred Seventy Forty Thousand and 00/100 Dollars ($4,570,000.00) (the “Note”; the Note and all other documents or instruments executed in connection therewith, as from time to time modified, extended, renewed or restated as permitted under this Agreement, collectively the “Subordinated Documents”); and WHEREAS, as set forth in Section 18 hereof, Subordinated Lender shall benefit from the continued extension of credit under the Loan Agreement and the Senior Loan; and WHEREAS, as a condition of the financing accommodations under the Loan Agreement and the Loan Documents, the parties hereto are required to enter into this Agreement to establish the priority of the repayment of the Borrower’ debt, and to address certain Loan matters; and WHEREAS, Subordinated Lender and Borrower desire to enter into this Agreement in order to induce Senior Lender to enter into the Loan Agreement with Borrower and to make the Senior Loan. NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows: 1. Definitions. Except as otherwise provided herein, all capitalized terms used in this Agreement shall have the meanings ascribed to such terms in the Loan Agreement, provided that the following terms shall have the meanings set forth below: “Allowed Payment” shall have the meaning set forth in Section 5 below. “Bankruptcy Code” shall mean Title 11 of the United States Code as it may be amended and/or restated from time to time, including any successor provisions.

2 “Borrower” shall have the meaning set forth in the recitals above. “Borrower’s Property” means all assets, property and property rights, of any kind or nature, tangible or intangible, now or hereafter existing, in which Borrower owns, asserts or maintains an interest. “Finally Paid” or “Final Payment,” when used in connection with the Senior Indebtedness shall mean the full, final and indefeasible payment in cash of all of the Senior Indebtedness and the irrevocable termination of Senior Lender’s obligation to make loans or other advances under the Loan Agreement; in each case subject to such waiting periods as are necessary to prevent such actions being subject to avoidance under Section 547 of the Bankruptcy Code, or its successor. “Insolvency Proceeding” shall mean any proceeding commenced by or against any person under any provision of the Bankruptcy Code, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief. “Liens” shall mean any mortgage, deed of trust, pledge, lien, security interest, charge, set- off right or other encumbrance, whether now existing or hereafter created, acquired or arising. “Note” shall have the meaning set forth in the recitals hereof. “Senior Indebtedness” means all principal, interest and other obligations at any time due and owing by Borrower to Senior Lender arising out of or incurred in connection with the Loan Agreement and the Loan Documents or other documents executed in connection with the Senior Loan (and any indebtedness which refinances such principal, interest or other obligations), as modified, extended, renewed or restated, whether direct or contingent, and whether now existing or hereafter created. Senior Indebtedness shall include, without limitation: (i) interest which accrues on the principal amount of the Senior Indebtedness, and (ii) other obligations arising out of or in connection with the Loan Agreement and the Loan Documents or other documents incurred in connection with the Senior Loan, in each instance subsequent to the commencement of a case under Chapter 11 of the Bankruptcy Code, whether or not such interest is allowed as a claim in such case. “Senior Lender” shall have the meaning set forth in the recitals hereof. “Subordinated Documents” shall have the meaning set forth in the recitals hereof. “Subordinated Indebtedness” means all indebtedness or other obligations of any kind of Borrower to Subordinated Lender pursuant to the Subordinated Documents and all present and future loans, advances, debts, liabilities, indemnification obligations, claims and causes of action, otherwise owing to or arising in favor of Subordinated Lender in respect of Borrower, whether evidenced by any note, or other instrument or document, whether absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorneys’ fees and any other sums chargeable to Borrower. Subordinated Indebtedness shall include, without limitation: (i) all interest which accrues on the principal amount of the Subordinated Indebtedness, (ii) all amounts due under the Note and any other Subordinated Documents, and (iii) all other

3 obligations arising out of or in connection with the Subordinated Documents incurred in connection with the Subordinated Indebtedness, in each instance subsequent to the commencement of a case under Chapter 11 of the Bankruptcy Code, whether or not such interest is allowed as a claim in such case. “Subordinated Lender” shall have the meaning set forth in the preamble to this Agreement. “Subordinated Lender Remedies” means any action which results in (A) the sale, foreclosure, realization on or liquidation of Borrower’s Property, (B) the execution on any judgment obtained against Borrower, (C) the acceleration of the Subordinated Indebtedness, (D) the filing of any petition or lien under any bankruptcy, insolvency or creditors’ rights laws with respect to Borrower, or (E) the institution or exercise against Borrower of any suit, legal action, arbitration or other enforcement remedy. “UCC” shall mean Article 9 of the Uniform Commercial Code, as in effect in the State of Wisconsin from time to time. 2. Subordination. (A) Subordinated Lender hereby postpones and subordinates its right of payment all of the Subordinated Indebtedness to the Final Payment of all of the Senior Indebtedness. Subordinated Lender hereby agrees that any Liens, security interests, claims and rights of any kind in favor of, or for the benefit of, Subordinated Lender in, to or against Borrower or Borrower’s Property shall be junior, subordinate and subject in all respects to the Liens, security interests, claims and rights against Borrower and/or Borrower’s Property of Senior Lender arising from or out of the Senior Indebtedness, which shall under all circumstances be and remain superior and prior in right of payment and enforcement to any Liens arising in favor of Subordinated Lender regardless of the order or time as of which any Liens attach to any of Borrower’s Property, or the order or time of perfection of such security interests, and notwithstanding the usual application of the priority provisions of the Uniform Commercial Code as in effect in any jurisdiction or any other applicable law or judicial decision of any jurisdiction. This subordination shall be effective regardless of whether the Subordinated Lender has perfected any Liens, security interests, claims and rights, and regardless of the order or time of UCC filings or any other filings or recordings, the order or time of granting of any such Liens, or the physical possession of any of Borrower’s Property. This subordination shall remain in full force and effect until this Agreement is terminated in accordance with Section 24 hereof (B) Subordinated Lender agrees that the priority of the Senior Indebtedness set forth herein shall continue during any Insolvency Proceeding (including without limitation for any interest which accrues or is paid after the commencement of an Insolvency Proceeding). Subordinated Lender further agrees to execute and deliver such documents, instruments, lien releases, assignments and financing statements and do such acts as may be necessary in order for the Senior Lender to establish and maintain a first, valid, prior and perfected security interest in the Collateral. If Borrower issues any instrument or document evidencing or pertaining to the Subordinated Indebtedness each such instrument and document shall bear a conspicuous legend, substantially in the form attached hereto as Exhibit A, that it is subordinated to the Senior Indebtedness in accordance with the terms of this Agreement. Borrower’s books shall be marked

4 to evidence the subordination of all of the Subordinated Indebtedness to the holder of Senior Indebtedness, in accordance with the terms of this Agreement. Senior Lender is authorized to examine such books from time to time and to make any notations required by this Agreement. 3. Warranties and Representations of Borrower and Subordinated Lender. Borrower and Subordinated Lender each hereby, jointly and severally, represents and warrants to the Senior Lender that the Senior Lender has been furnished with a true and correct copy of all the Subordinated Documents (fully described and listed in Exhibit B) with the legend described in Exhibit A affixed thereto and all instruments and securities evidencing or pertaining to the Subordinated Indebtedness. Borrower hereby represents and warrants to the Senior Lender that this Agreement has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies and general principles of equity. Subordinated Lender represents and warrants to the Senior Lender that: (A) this Agreement has been duly executed and delivered by Subordinated Lender and constitutes a legal, valid and binding obligation of Subordinated Lender enforceable against the Subordinated Lender in accordance with its terms, except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies and general principles of equity; (B) Subordinated Lender is a corporation having its chief executive office at the address set forth below its name on the signature page hereto; (C) Subordinated Lender is acquiring the Subordinated Indebtedness for its own account and not with a view to the distribution or sale thereof and has no present intention of distributing or selling the Subordinated Indebtedness; and (D) Subordinated Lender has not relied and shall not rely on any representation or information of any nature made by or received from Senior Lender relative to Borrower in deciding to execute this Agreement or to permit it to continue in effect. 4. Negative Covenants. Until all of the Senior Indebtedness has been Finally Paid: (A) Borrower shall not, directly or indirectly, grant a security interest in, mortgage, pledge, assign or transfer any properties, to secure or satisfy all or any part of the Subordinated Indebtedness; (B) Subordinated Lender shall not demand or accept from Borrower any collateral; (C) Borrower shall not discharge the Subordinated Indebtedness; (D) Subordinated Lender shall not demand or accept from Borrower or other person any consideration which would result in a discharge of the Subordinated Indebtedness other than in accordance with the terms hereof; (E) Subordinated Lender shall not hereafter give any subordination in respect of the Subordinated Indebtedness or convert any or all of the Subordinated Indebtedness to capital stock, equity, ownership interest or other securities of Borrower; (F) Subordinated Lender shall not transfer or assign any of the Subordinated Indebtedness to any person, except upon the prior written consent of Senior Lender and subject to the condition that such transferee or assignee shall have agreed in writing to be bound by the terms of this Agreement as a Subordinated Lender hereunder; (G) Borrower shall not hereafter issue any instrument, security or other writing evidencing any part of the Subordinated Indebtedness, and Subordinated Lender shall not receive any such writing, except upon the condition that such security shall bear the legend attached hereto as Exhibit A and a true copy thereof shall be furnished to Senior Lender; and (H) neither Borrower nor Subordinated Lender otherwise shall take any action contrary to Senior Lender’s priority position over

5 Subordinated Lender that is created by this Agreement, except with respect to the exercise by Subordinated Lender of the rights granted to it in this Agreement. 5. Payments of Subordinated Indebtedness. Until all of the Senior Indebtedness has been Finally Paid, Borrower shall not make and Subordinated Lender shall not accept any direct or indirect payment or prepayment in cash, property or securities, by set-off or otherwise, with respect to any Subordinated Indebtedness. 6. Prohibition on Payments. (A) Notwithstanding the provisions of Section 5 above, upon the happening of any Event of Default under and as defined in the Loan Agreement, no direct or indirect payment or prepayment in cash, property or securities, by set-off or otherwise, shall be made or agreed to be made by the Borrower or accepted by the Subordinated Lender on account of the principal of, premium or interest on, or any other amounts in respect of the Subordinated Indebtedness, and the Borrower shall not segregate or hold in trust money for any such payment or distribution, unless and until Subordinated Lender has received a written notice from the Senior Lender that the Default or Event of Default has been cured or waived by Senior Lender, and thereafter Subordinated Lender shall be entitled to the payment of suspended payments of the Subordinated Indebtedness from Borrower, to the extent permitted as an Allowed Payment under Section 5 hereof, provided that no Event of Default will result from the making of such payments by Borrower. (B) In the event that the Borrower shall make or Subordinated Lender shall collect any payment on account of the principal of, premium or interest on or any other amounts due under the Subordinated Indebtedness in contravention of this Section 6, such payments shall be paid over and delivered to the Senior Lender immediately upon receipt thereof. (C) In the event that any failure of the Borrower to make or the Subordinated Lender to receive any payment with respect to the Subordinated Indebtedness as a result of the provisions of this Section 6 shall be deemed a default under the Subordinated Documents, such event shall not give rise to any right of Subordinated Lender to exercise any Subordinated Lender Remedies, any provision of the Subordinated Documents to the contrary notwithstanding. 7. Forbearance of Legal Remedies. Until all of the Senior Indebtedness has been Finally Paid, the Subordinated Lender shall not exercise any Subordinated Lender Remedies or other remedies it may have for a default under the Subordinated Documents.

6 8. Subordinated Indebtedness Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of the Borrower. Upon any distribution of assets of Borrower in any dissolution, winding up, liquidation or reorganization of Borrower (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending toward liquidation of the business and assets of Borrower or reorganization of the business affairs of the Borrower: (A) the holder of all Senior Indebtedness shall first be entitled to receive payment in full (or to have such payment duly provided for in a manner previously agreed upon or otherwise satisfactory to it) of the principal thereof, and premium and interest due thereon, and other amounts payable comprising such Senior Indebtedness, before the Subordinated Lender is entitled to receive any payment on account of the principal of, premium or interest on or any other amounts due under the Subordinated Indebtedness; and (B) any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, to which the Subordinated Lender would be entitled except for these provisions, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the holder of the Senior Indebtedness, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness. The Borrower shall give prompt written notice to the Senior Lender and the Subordinated Lender of any dissolution, winding up, liquidation or reorganization of Borrower or any assignment for the benefit of any of the creditors of Borrower tending toward the liquidation of the business and assets of Borrower or the reorganization of the business affairs of Borrower. 9. Obligation of Borrower Unconditional. Nothing contained herein or in the Loan Agreement and/or any of the Loan Documents is intended to or shall impair, as between the Borrower and the Subordinated Lender only, the obligation of the Borrower, which is absolute and unconditional, to pay to the holder of the Subordinated Indebtedness the Subordinated Indebtedness as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Subordinated Lender and creditors of the Borrower other than the Senior Lender. 10. Subordination Rights Not Impaired by Acts or Omissions of Borrower or Holder of Senior Indebtedness. No right of any present or future holder of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower; by any act or failure to act, which act or failure is in good faith, by any such holder; by any act or failure to act by any other holder of the Senior Indebtedness; or by any noncompliance by the Borrower with the terms hereof, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. Subordinated Lender hereby agrees that the Senior Lender shall have the right, but shall have no obligation, to cure any default under the Subordinated Documents. Further, Subordinated Lender hereby agrees that Subordinated Lender shall not be released, nor shall Subordinated Lender’s obligation hereunder be in anyway diminished, by any of the following: (A) the exercise or the failure to exercise by Senior Lender or any other Lender of any rights or

7 remedies conferred on it or them under the Loan Agreement, any Loan Documents, hereunder or existing at law or otherwise, or against any of Borrower’s Property; (B) the commencement of an action at law or the recovery of a judgment at law against Borrower or any obligor (“Obligor”) for the performance of the Senior Indebtedness and the enforcement thereof through levy or execution or otherwise; (C) the taking or institution or any other action or proceeding against Borrower or any Obligor; or (D) any delay in taking, pursuing, or exercising any of the foregoing actions, rights, powers, or remedies (even though requested by Subordinated Lender) by Senior Lender or anyone acting for Senior Lender. Without limiting the generality of the foregoing, and anything else contained herein to the contrary notwithstanding, Senior Lender or any other Lender, from time to time, without prior notice to or the consent of Subordinated Lender, may take all or any of the following actions without in any manner affecting or impairing the obligation or liability of Subordinated Lender hereunder: (i) obtain a lien or a security interest in any property to secure any of the Senior Indebtedness for the benefit of the Senior Lender and the other Lenders; (ii) obtain the primary and secondary liability of any party or parties with respect to any of the Senior Indebtedness; (iii) increase the amount of the Senior Loan or renew, extend, or otherwise change the time for payment of the Senior Loan or any installment thereof for any period; (iv) release or compromise any liability of any nature of any person or entity with respect to the Senior Indebtedness; (v) exchange, enforce, waive, release, and apply Borrower’s Property and direct the order or manner of sale thereof as Senior Lender or any other Lender may in its discretion determine; (vi) enforce its rights hereunder, whether or not Senior Lender or any other Lender shall proceed against any other person or entity; (vii) exercise its rights to consent to any action or non-action of Borrower which may violate the covenants and agreements contained in the Loan Agreement or any Loan Documents, with or without consideration, on such terms and conditions as may be acceptable to it; or (viii) exercise any of its rights conferred by the Loan Agreement, any Loan Documents or by law. 11. Authority to Act for Subordinated Lender. Until the Senior Indebtedness has been Finally Paid, in the event an Insolvency Proceeding shall occur and be continuing, Subordinated Lender shall file all claims it may have against Borrower and shall direct the debtor in possession or trustee in bankruptcy, as appropriate, to pay over to Senior Lender all amounts due to Subordinated Lender on account of the Subordinated Indebtedness until the Senior Indebtedness has been Finally Paid. If Subordinated Lender fails to file such claims as requested by Senior Lender, Senior Lender may file such claims on Subordinated Lender’s own behalf. Subordinated Lender acknowledges and agrees that so long as any Senior Indebtedness is owed to Senior Lender by Borrower, Senior Lender shall have the right to vote the Subordinated Lender’s claim in any Insolvency Proceeding, and Subordinated Lender shall execute any and all future documents and/or instruments requested by Senior Lender at any time to further evidence and confirm such right. Until the Senior Indebtedness has been Finally Paid, in the event an Insolvency Proceeding shall occur and be continuing, Subordinated Lender hereby (i) expressly consents to the granting by Borrower to Senior Lender of senior liens and priorities in connection with any post-petition financing of Borrower by Senior Lender and/or the use of cash collateral and (ii) agrees that adequate notice of such financing to Subordinated Lender shall have been provided if Subordinated Lender received notice in accordance with Section 11 hereof five (5) Business Days prior to the entry of any order approving such cash collateral usage or financing. In the event that Subordinated Lender has or at any time acquires any security for the Subordinated Indebtedness, Subordinated Lender agrees not to assert any right it may have to “adequate protection” of its interest in such security in any Insolvency Proceeding and agrees that it will not seek to have the

8 automatic stay lifted with respect to such security, in each case without the prior written consent of Senior Lender. Subordinated Lender waives any claim or defense Subordinated Lender may now or hereafter have arising out of the election by the Senior Lender in any Insolvency Proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any use of cash collateral, any borrowing or any grant of a security interest under Sections 363 and/or 364 of the Bankruptcy Code by Borrower, as debtor-in- possession. To the extent that Senior Lender receives payments on, or proceeds of collateral for, the Senior Indebtedness which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then as between Senior Lender and Subordinated Lender hereunder, to the extent of such payment or proceeds received, the Senior Indebtedness, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Senior Lender. 12. Waivers. Borrower and Subordinated Lender each hereby waives, to the fullest extent permitted by law, any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by Senior Lender. To the fullest extent permitted by law and except as to any notices specified in this Agreement, notices regarding the intended sale or disposition of any portion of the Collateral by Senior Lender, or any notice which may not be waived in accordance with the UCC, Borrower and Subordinated Lender each hereby further waives: presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind in connection with all negotiable instruments evidencing all or any portion of the Senior Indebtedness or the Subordinated Indebtedness to which Borrower or Subordinated Lender may be a party; prior notice of and consent to any loans made, extensions granted or other action taken in reliance thereon; and all other demands and notices of every kind in connection with this Agreement, the Senior Indebtedness or the Subordinated Indebtedness. Subordinated Lender consents to any release, renewal, extension, compromise or postponement of the time of payment of the Senior Indebtedness, to any substitution, exchange or release of collateral therefor, and to the addition or release of any person primarily or secondarily liable thereon. 13. No Waiver. Neither the failure nor any delay on the part of Senior Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing. 14. Default. If any material representation or warranty of Borrower or Subordinated Lender in this Agreement or in any instrument evidencing, securing or relating to the Senior Indebtedness proves to have been materially false when made, or, in the event of a material breach by either the Borrower or Subordinated Lender in the performance of any of the material terms of this Agreement, or any instrument or agreement evidencing, securing or relating to the Senior Indebtedness, all of the Senior Indebtedness shall, at the option of Senior Lender, become

9 immediately due and payable without presentment, demand, protest, or notices of any kind, notwithstanding any time or credit otherwise allowed. At any time Subordinated Lender fails to comply with any provision of this Agreement that is applicable to Subordinated Lender, Senior Lender may demand specific performance of this Agreement, whether or not Borrower has complied with this Agreement, and may exercise any other remedy available at law or equity. 15. Amendment of the Subordinated Documents. Subordinated Lender agrees that it will not, without the consent of the Senior Lender, amend the Subordinated Documents, so as to modify the financial terms thereof (including, without limitation, the amount of principal, rate of interest, dividends, fees and prepayment premiums, if any), extend the maturity thereof, add or change any covenants in a manner materially more restrictive to the Borrower, or effect any other modification to the Subordinated Documents, which would be materially adverse to the Senior Lender. 16. Inconsistent or Conflicting Provisions. In the event a provision of the Loan Agreement, any of the Loan Documents or the Subordinated Documents, is inconsistent or conflicts with the provisions of this Agreement, the provisions of this Agreement shall govern and prevail. 17. Notices. Any written notice, consent or other communication provided for in this Agreement shall be delivered personally (effective upon delivery), via facsimile (effective upon confirmation of transmission), via overnight courier (effective the next Business Day after dispatch if instructed to deliver on next Business Day) or via U.S. Mail (effective three (3) days after mailing, postage prepaid, first class) to each party at its address(es) and/or facsimile number(s) set forth below its signature, or to such other address as either party shall specify to the other in writing from time to time. 18. Benefit. Subordinated Lender represents and warrants that the making of the Senior Loan and the continued extension of credit under such Senior Loan will benefit Subordinated Lender in that Subordinated Lender is financially interested in Borrower and will benefit from the financial success of Borrower. Subordinated Lender acknowledges that Senior Lender would not continue to make credit available under the Senior Loan but for the execution of this Agreement. Therefore, Subordinated Lender has received good, sufficient and adequate consideration for the making of this Agreement. 19. Entire Agreement. This Agreement constitutes and expresses the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written. Neither this Agreement nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by Senior Lender and Subordinated Lender; provided, however, any such change, waiver or amendment shall be binding upon the Borrower by its written consent thereto. 20. Additional Documentation. Borrower and Subordinated Lender shall execute and deliver to Senior Lender such further instruments and shall take such further action as Senior Lender may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

10 21. Expenses. Borrower agrees to pay Senior Lender on demand all expenses of every kind, including reasonable attorneys’ fees, that Senior Lender may incur in enforcing any of its rights against Borrower under this Agreement. Subordinated Lender agrees to pay Senior Lender on demand all expenses of every kind, including reasonable attorneys’ fees, that Senior Lender may incur in enforcing any of its rights against Subordinated Lender under this Agreement. 22. Successors and Assigns. This Agreement shall inure to the benefit of Senior Lender, its successors and assigns, and shall be binding upon Borrower and its successors and assigns, and Subordinated Lender and its successors and assigns, including without limitation, any subsequent holders of the Note. Senior Lender, without prior notice or consent of any kind, may sell, assign or transfer the Senior Indebtedness, and in such event each and every immediate and successive assignee or transferee thereof may be given the right by Senior Lender to enforce this Agreement in full against Borrower and Subordinated Lender, by suit or otherwise, for its own benefit, provided that such successor, assignee or transferee agrees to be bound by the terms of this Agreement. 23. Covenant Not to Challenge. This Agreement has been negotiated by the parties with the expectation and in reliance upon the assumption that the instruments and documents evidencing the Senior Indebtedness are valid and enforceable. In determining whether to enter into this Agreement, Subordinated Lender has assumed such validity and enforceability, and has agreed to the provisions contained herein, without relying upon any reservation of a right to challenge or call into question such validity or enforceability. As between Senior Lender and Subordinated Lender, Subordinated Lender hereby covenants and agrees, to the fullest extent permitted by law, that it shall not (x) initiate in any proceeding a challenge to the validity or enforceability of the documents and instruments evidencing the Senior Indebtedness, the right of Senior Lender to be paid the Senior Indebtedness in full in cash, or the priority or amount of Senior Lender’s claim in respect of the Senior Indebtedness (y) instigate other parties to raise any such challenges, (z) participate in or otherwise assert any such challenges which are raised by other parties. 24. Termination of Agreement. This Agreement shall continue and shall be irrevocable until the date all of the Senior Indebtedness has been Finally Paid by Borrower or otherwise discharged and released by the Senior Lender. 25. Reinstatement. The obligations of Subordinated Lender under this Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Indebtedness is rescinded or must otherwise be restored or returned by Senior Lender by reason of any bankruptcy, reorganization, arrangement, composition or similar proceeding or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payment had not been made. 26. Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF WISCONSIN. BORROWER AND SUBORDINATED LENDER HEREBY AGREE THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY EITHER BORROWER OR SUBORDINATED LENDER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT SHALL BE LITIGATED IN THE CIRCUIT COURT OF THE STATE OF

11 WISCONSIN, IN AND FOR DANE COUNTY, OR, IF SENIOR LENDER INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH SENIOR LENDER SHALL INITIATE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. BORROWER AND SUBORDINATED LENDER HEREBY EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY SENIOR LENDER AND HEREBY WAIVES ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED UPON LACK OF VENUE. THE EXCLUSIVE CHOICE OF FORUM AS SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY SENIOR LENDER, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY SENIOR LENDER, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND BORROWER AND SUBORDINATED LENDER HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK SUCH JUDGMENT OR ACTION. 27. Waiver of Right to Jury Trial. SENIOR LENDER, SUBORDINATED LENDER AND BORROWER EACH WAIVE TRIAL BY JURY IN ANY DISPUTE ARISING FROM, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND AGREE THAT ANY AND ALL DISPUTES SHALL BE RESOLVED THROUGH A TRIAL TO THE COURT. 28. Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein. 29. Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and have participated jointly in the negotiations and drafting of this Agreement and hereby agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto. 30. Counterparts; Electronic Signatures. This Agreement may be executed in any number of separate counterparts, all of which, when taken together, shall constitute one and the same instrument, notwithstanding the fact that all parties did not sign the same counterpart. Each of the parties agrees that a signature transmitted to the other parties or their respective counsel by email transmission shall be effective to bind the party whose signature was transmitted, as a duly executed and delivered original. Each party further agrees to promptly deliver its original signature pages to this Agreement to counsel for the other parties promptly following execution, but any failure to do so shall not affect the binding effect of such signature. (Signature Page for Subordination Agreement follows)

12 (Signature Page for Subordination Agreement) IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date. BORROWER: CONTRAIL AVIATION SUPPORT, LLC By: /s/ Joseph Kuhn Name: Joseph Kuhn Its: President SENIOR LENDER: OLD NATIONAL BANK By: /s/ Tommy Olson Name: Tommy Olson Title: SVP SUBORDINATED LENDER: OCAS, INC. By: /s/ Joseph Kuhn Name: Joseph Kuhn Title: President

13 EXHIBIT A LEGEND TO BE INSERTED IN THE SUBORDINATED DOCUMENTS THIS SUBORDINATED PROMISSORY NOTE (THIS “NOTE”) AND THE INDEBTEDNESS EVIDENCED HEREBY IS SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO ALL AMOUNTS OWED BY THE MAKER HEREOF TO ANY CURRENT OR FUTURE SENIOR LENDERS (AS DEFINED IN A SUBORDINATION AGREEMENT ENTERED INTO BY MAKER), AND EACH HOLDER OF THIS NOTE, BY SUCH HOLDER’S ACCEPTANCE HEREOF, SHALL BE BOUND BY THE TERMS AND CONDITIONS OF THIS NOTE AND ANY SUBORDINATION AGREEMENTS AFFECTING THE INDEBTEDNESS EVIDENCED HEREBY.

14 EXHIBIT B SUBORDINATED DOCUMENTS 1. Subordinated Promissory Note dated as of April 1, 2024 by CONTRAIL AVIATION SUPPORT, LLC in favor of OCAS, INC., in the original aggregate principal amount of Four Million Five Hundred Seventy Thousand and 00/100 Dollars ($4,570,000.00). 29752295v1